Exhibit 99.1

 March 2023  Investor Presentation  ©2023 Nuwellis, Inc

 Safe Harbor Statement  Forward Looking Statement  This presentation contains forward‐looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities and Exchange Act, as amended regarding our plans, expectations, beliefs, estimates, goals and outlook for the future that are intended to be covered by the Private Securities Litigation Reform Act of 1995. Except for statements of historical fact, all forward‐looking statements are management’s present expectations and are not guarantees of future events and are subject to a number of known and unknown risks and uncertainties and other factors that may cause actual results to differ materially from those expressed in, or implied by, such forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “could,” “would,” “should,” “plan,” “predict,” “potential,” “project,” “promising,” “expect,” “estimate,” “anticipate,” “intend,” “goal,” “strategy,” “milestone,” and similar expressions and variations thereof. Various factors could cause actual results to differ materially from these statements including our ability to execute on our commercial strategy and to grow our Aquadex® business, the possibility that we may be unable to raise sufficient funds necessary for our anticipated operations, our post-market clinical data collection activities, benefits of our products to patients, our expectations with respect to product development and commercialization efforts, our ability to increase market and physician acceptance of our products, potentially competitive product offerings, intellectual property protection, our expectations regarding anticipated synergies with and benefits of the Aquadex business, our business strategy, market size, potential growth opportunities and the other risks set forth under the caption “Risk Factors” and elsewhere in our periodic and other reports filed with the U.S. Securities and Exchange Commission (“SEC”), including our Annual Report on Form 10‐K for the fiscal year ended December 31, 2022 and subsequent reports. We are providing this information as of the date of this presentation, and we undertake no obligation to update any forward-looking statements contained in this presentation as a result of new information, future events or otherwise. Although the Company believes that the forward‐looking statements are reasonable and based on information currently available, it can give no assurances that the Company’s expectations are correct. All forward-looking statements are expressly qualified in their entirety by this cautionary statement.   Financial and Statistical Data  This presentation also contains estimates and other statistical data made by independent parties and by us relating to market shares and other data about our industry. These data involve a number of assumptions and limitations and have not been reviewed or audited by our independent registered accounting firm.  You are cautioned not to give undue weight to such estimates. In addition, projections, assumptions and estimates of our future performance and future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. Neither we nor our advisors or representatives makes any representations as to the accuracy or completeness of that data or undertake to update such data after the date of this presentation.   Trademarks  The trademarks included herein are the property of the owners thereof and are used for reference purposes only.  Such use should not be construed as an endorsement of such products.   Additional Information  You should read the documents that we have filed with the SEC for more complete information about us. We encourage you to read such documents in full for more detailed information, statistics, reports and clinical trials referenced in this presentation. You may access these documents for free by visiting EDGAR on the SEC website at http://www.sec.gov.   Aquadex FlexFlow® and Aquadex SmartFlow® are registered trademarks of Nuwellis, Inc.  Aquadex ® is a trademark of Nuwellis, Inc.  ©2023 Nuwellis, Inc is dedicated to transforming the lives of patients suffering from fluid overload through science, collaboration, and innovation.  3  Our Mission  ©2023 Nuwellis, Inc

 $2B+ and growing addressable market  Outpatient market opportunity adds $0.5B+ to addressable market (heart failure and advanced liver disease)  Positive ROI and attractive clinical + economic benefits to hospitals and healthcare system  Robust body of clinical evidence  Scalable consumables driven growth  Commercial infrastructure leverage  Novel product pipeline  Experienced leadership  FOR INVESTOR PURPOSES ONLY: NOT FOR PRODUCT PROMOTION   ©2022 Nuwellis, Inc.  Investment Highlights  ©2023 Nuwellis, Inc

 Over 200 years’ collective experience in clinical practice and the medical device industry, working with companies including Medtronic, Boston Scientific and Abbott/St. Jude Medical  Management team with proven success commercializing many therapies  John Jefferies, M.D., joined as Chief Medical Officer   Nestor Jaramillo, Jr.  President & Chief Executive Officer  Lynn Blake  Chief Financial Officer  Neil P. Ayotte  General Counsel, SVP & Chief Compliance Officer  Sandra Eayrs  Chief Human Resources Officer   John Kowalczyk  Senior Vice President of Sales & Marketing  Laurent Duhoux  Vice President of International Business Development  Vitaliy Epshteyn  Senior Vice President of Operations & Engineering  Al Saalabi  Vice President of Quality and Regulatory  Megan Cease  Vice President of Clinical Research and Reimbursement  Executive Leadership Team  John Jefferies, M.D.  Chief Medical Officer  ©2023 Nuwellis, Inc

 Survival (days)  90-day mortality by intravenous fluid median  1.000  0.975  0.950  0.925  0.900  0 10 20 30 40 50 60 70 80 90  Survival rates with No Excess Fluid  Survival rates with Excess Fluid  IVF > Median  IVF ≤ Median  Fluid overload is the leading cause of death for critically ill patients in the ICU within 90 days1  Excess fluid following cardiac surgery leads to three-fold increase in mortality at 90 days2  90% of heart failure hospitalizations are due to signs and symptoms of fluid overload3  Vaara ST et al. Crit Care.2012; 16: 1-11.  Pradeep, A. et al. HSR Proc IC and Car An. 2010 Mar; 2(4): 287-296.  Costanzo MR, et al. J Am Coll Cardiol. 2017 May 16;69(19):2428-2445.  Fluid Overload is Associated with Greater Mortality  ©2023 Nuwellis, Inc

Diuretics: Significant Limitations as Current Standard of Care



- High risk of rehospitalization[1]
- Long-term use of diuretics is associated with kidney damage[1-4]
- Diuretics provide insufficient symptom relief and are associated with worsening heart failure and increased mortality after discharge[1]
- >40% of heart failure patients have poor diuretic response[5]

1. Costanzo MR, et al. *JACC*. 2017;69(19)2428-2445. 2.Felker MG & Mentz RJ. *JACC*. 2012;59(24):2145-53.
3. Al-Naher et al. *Br J Clin Pharmacol*. 2018 Jan; 84(1): 5–17. 4. Butler J et al. *Am Heart J*. 2004 Feb;147(2):331-8.
5. Testani JM, et al. *Circ Heart Fail*. 2016;9(1):e002370.

FOR INVESTOR PURPOSES ONLY: NOT FOR PRODUCT PROMOTION ©2023 Nuwellis, Inc

7

aquadex SmartFlow


aquadex SmartFlow
STOP
MANUAL
PRIME
RUN

SIMPLE FLEXIBLE SMART

nuwellis®

Clinically Superior Solution for Fluid Overload

- Reduces hospitalization by 81%[1] compared to diuretics
- Rehospitalizations with Aquadex were 48% lower than the national average at 30 days[1]
- Reduces length of hospital stay when initiated early, resulting in average savings of $3,975 (14%)[6-7]
- No significant changes to kidney function[1]
- Stabilizes or improves cardiac hemodynamics[2-5]
- Predictably removes excess fluid
- Safe, easy to use and flexible in application

The only device of its kind in the market: Saving lives, time & money

1. Watson R et al. *J Cardiac Fail*. 2020; 26(10): s56. 2. Kiziltepe, U, et al. *Ann Thorac Surg*. 2001;71(2): 684-93. 3. Sahoo, TK, et al. Indian J Thorac Cardiovas Surg. 2007;23(2): 116-24. 4. Boga et al. *Perfusion*. 2000;15:143-50. 5. Onoe et al. *Perfusion*. 2001;16:37-42.65. 6. Costanzo MR et al. *JACC*. 2005; 46(11); 2457-51. 7. Costanzo, et. al., ISPOR 23rd Annual Int'l Mtg., May 19-23, 2018, Baltimore, MD, USA.

FOR INVESTOR PURPOSES ONLY: NOT FOR PRODUCT PROMOTION ©2023 Nuwellis, Inc

8

Multiple Growth Opportunities

Moving Aquadex to standard of care in fluid overload

$2B+ TAM


HEART
FAILURE

$1B Market[1]
~30% of sales


CRITICAL
CARE

$900M Market[1]
~40% of sales


PEDIATRIC

$130M Market[1]
~30% of sales

TREATING THE MOST VULNERABLE

From children[2] to the elderly, our therapy is critical to improving care and outcomes

1. See Appendix.
2. Approved for use in pediatric patients weighing 20 kg or more.

FOR INVESTOR PURPOSES ONLY: NOT FOR PRODUCT PROMOTION ©2023 Nuwellis, Inc
9

nuwellis®

Expanding Use of Ultrafiltration Across Hospital Specialty Units

Improves outcomes for fluid overloaded patients

NEAR-TERM OPPORTUNITIES (In the U.S.)

Cardiac Surgery	Liver Transplants	VAD
550,000 patients/year[1]	12,000 patients/year[2]	6,000 patients/year[3]

MID to LONG-TERM OPPORTUNITIES (In the U.S.)

Sepsis	Advanced Liver Disease	Adult ECMO
1.8M patients/year[4]	700,000 patients/year[5]	15,000 patients/year[6]

1. Derived from: https://www.grandviewresearch.com/industry-analysis/coronary-artery-bypass-graft-cabg-market and growth rate from: https://www.hcup-us.ahrq.gov/reports/statbriefs/sb171-Operating-Room-Procedure-Trends.pdf. 2. Derived from: https://www.healthline.com/health/liver-transplant-survival and this for growth rate: https://www.marketwatch.com/press-release/organ-transplantation-market-size-to-grow-at-934-cagr-during-the-forecast-period-of-2022-2027-100-report-pages-2022-09-23. 3. Derived from: https://www.grandviewresearch.com/industry-analysis/ventricular-assist-devices-market ($600m estimated market in 2018 / Avg cost per procedure of $200k = 3k procedures) and growth rate from same source. 4. Derived from: https://www.ncbi.nlm.nih.gov/pmc/articles/PMC6557150/. 5. Derived from: https://www.ncbi.nlm.nih.gov/pubmed/25291348. 6. Derived from: https://www.uclahealth.org/medical-services/heart/ecmo/research/statistics and growth rate from same source.

FOR INVESTOR PURPOSES ONLY: NOT FOR PRODUCT PROMOTION ©2023 Nuwellis, Inc

10

nuwellis®

Diuretic Limitations Create Significant Burden to Hospitals & Healthcare Systems

High patient readmission rates and related costs/penalties

- *HF Case Study: National data suggests the current standard of care for managing fluid overload in HF patients is challenging and costly for patients and hospitals*

BACKGROUND	
Over 1 million HF hospitalizations occur annually in the US[1]	
Efficacy of Diuretic Use in HF & CV Surgery Patients	
30-40%[5]	are refractory
68%[5]	show sub-optimal response



1
90%
of Heart Failure (HF) Hospitalizations are Due to Signs and Symptoms of Fluid Overload[1]
UNRESOLVED CONGESTION
POOR CLINICAL OUTCOMES[1]
2
LONG LENGTHS OF STAY & HIGH COSTS OF CARE
8.3 Days[2]
Average HF Length of Stay
$24,027
Total True Inpatient Cost Per Encounter[2]
3
LOW REIMBURSEMENT = HIGH LOSS PER HF HOSPITALIZATION
DRG 291
$8,283[3]
$15,744
DRG 292
$5,708[3]
$18,319
DRG 293
$3,901[3]
$20,126
4
HIGH READMISSION RATES
24%
30-Day Readmission Rate[1]
50%
90-Day Readmission Rate[1]
RELATED COSTS/PENALTIES
$24,027
Non-Reimbursable Cost Estimate for Readmission Encounter[2]
Opportunity Cost of Occupied Bed
Up to 3%
of ALL Medicare Reimbursements[4]

Sources:
1. Costanzo MR, et al. *J Am Coll Cardiol*. 2017 May 16;69(19):2428-2445.
2. From Premier Applied Sciences database.
3. Reimbursement estimates from MCRA.
4. https://www.cms.gov/Medicare/Medicare-Fee-for-Service-Payment/AcuteInpatientPPS/Readmissions-Reduction-Program
5. Testani, Circ Heart Failure, 2016;9:e002370.

FOR INVESTOR PURPOSES ONLY: NOT FOR PRODUCT PROMOTION ©2023 Nuwellis, Inc

11

Aquadex Ultrafiltration: A Safe and More Effective Therapy Than Diuretics

Aquapheresis Versus Intravenous Diuretics and Hospitalizations for Heart Failure (AVOID-HF) Trial

Results

Primary Endpoint	Clinical results favored AUF with 81% more wins	Win Ratio
		1.81

- CV mortality within 90 days
- HF event within 30 days
- Time to first HF event within 90 days

Number (%) of Winners

Aquapheresis	IV Diuretics	Win Ratio*	95% CI	P-value
29 (29.6%)	16 (16.3%)	1.81	(1.02, 3.64)	0.0429

Secondary Analyses	Clinical results favored AUF with 109% more wins	Win Ratio
		2.09

- CV mortality within 30 days
- HF event within 30 days
- Time to first HF event within 90 days

Number (%) of Winners

Aquapheresis	IV Diuretics	Win Ratio*	95% CI	P-value
23 (23.5%)	11 (11.2%)	2.09	(1.08, 5.01)	0.0278

Adjustable Ultrafiltration "won" more times than Adjustable IV Loop Diuretics, resulting in Win Ratios that all favored Ultrafiltration over diuretics in reducing CV mortality and HF events in congested HF patients

Finkelstein-Schoenfeld Method of Win Ratios Analysis Provides
New Insights Into Clinical Data Favors Adjustable Ultrafiltration (AUF) over Adjustable Loop Diuretics (ALD) in Treating Fluid Overloaded Heart Failure Patients

*Sean Pinney[1], Maria DeVita[2], Maria Rosa Costanzo[3]
1. University of Chicago Medicine, Division of Cardiology, Chicago, IL (through February 2023). Mount Sinai Morningside, Division of Cardiology, New York, NY (March 2023 to present); 2. Lenox Hill Hospital, Division of Nephrology, New York, NY. 3. Midwest Cardiovascular Institute, Division of Cardiology, Naperville, IL

FOR INVESTOR PURPOSES ONLY: NOT FOR PRODUCT PROMOTION ©2023 Nuwellis, Inc

12

Ultrafiltration: Positive ROI, Clinical and Economic Benefits

81% reduction in heart failure hospitalizations per year

10-Year, Real-World Experience with Ultrafiltration[1]

ABINGTON HOSPITAL JEFFERSON HEALTH

AHJ American Heart Journal

Newly published

- Retrospective, single center analysis
- ***334 consecutive*** acutely decompensated heart failure patients
- Cohort of patients in study were sicker than those in other clinical trials
- Treated with adjustable-rate UF using Aquadex
- Weight loss due to fluid removal
- Unchanged kidney function

HF HOSPITALIZATIONS

Average **2.14 hospitalizations** Year **before Aquadex Ultrafiltration**

1 Year After Aquadex ultrafiltration **Average 0.4 hospitalizations**

HOSPITAL READMISSIONS

NATIONAL AVERAGE

24% at 30 days[2]

50% at 6 months

12.4% at 30 days

14.9% at 90 days

27.3% at 1 year

Significant quality of life improvement for the patients and savings to the healthcare system and to the individual hospitals

1. Watson R et al. *J Cardiac Fail*. 2020; 26(10): s56. 2. Costanzo MR, et al. *JACC*. 2017 May 16;69(19):2428-2445.

FOR INVESTOR PURPOSES ONLY: NOT FOR PRODUCT PROMOTION ©2023 Nuwellis, Inc

13

Outpatient Aquadex – Potential Savings for a Hospital Account

HOSPITAL NAME	Actual Hospital Account
INPATIENT TREATMENT WITH DIURETICS ONLY	
ESTIMATED HEART FAILURE (HF) 30-DAY READMISSION COSTS	
Est Annual HF Admissions[1]	7,537
30-Day Readmission Rate[1]	23%
Est Annual HF Readmissions	1,734
Est Cost Per HF Patient Readmission (Inpatient)[2]	$24,027
Est Reimbursement Per HF Readmission (Inpatient)	$0
Est Loss Per HF Patient (Inpatient)	$24,027
EST LOSS FOR ALL 30-DAY READMISSIONS	**($41,662,818)**

- With inpatient therapy only:
  - 23% HF patient readmission rate
  - $41.7M non reimbursable loss
- With outpatient Aquadex:
  - 12% HF patient readmission rate
  - 35% cost savings over inpatient therapy only

ESTIMATED PER PATIENT REIMBURSEMENT FOR OUTPATIENT AQUADEX	
Outpatient Facility Payment	$1,216
Venous Access Payment	$1,436
Physician Payment	$366
TOTAL ESTIMATED REIMBURSEMENT (PER PATIENT)	**$3,018**
NET OUPATIENT AQUADEX COSTS (PER PATIENT)	**($3,490)**
ESTIMATED COSTS FOR OUTPATIENT AQUADEX	
Total Costs (All Patients)	($11,284,433)
Total Reimbursement (All Patients)	$5,233,472
NET OUPATIENT AQUADEX COSTS (ALL PATIENTS)	**($6,050,961)**
30-DAY READMISSIONS (AQUADEX TREATED PATIENTS)	
% Readmission Reduction	50%
Readmission Reduction (Number of Patients)	867
READMISSION REDUCTION COST	**($20,831,409)**
30-DAY READMISSIONS (NON-AQUADEX TREATED PATIENTS)	
% Readmission Reduction	0%
Readmission Reduction (Number of Patients)	0
READMISSION REDUCTION SAVINGS	**$0**
ADJUSTED REAMISSIONS AND COSTS	
ADJUSTED READMISSIONS (NUMBER OF PATIENTS)	**867**
ADJUSTED COSTS FOR READMISSIONS	**($20,831,409)**
NET COSTS FOR ADMINISTRATION OF OUTPATIENT AQUADEX	**($6,050,961)**
TOTAL COSTS FOR OUTPATIENT AQUADEX	**($26,882,370)**
NET SAVINGS OVER INPATIENT THERAPY ONLY	**$14,780,448**
% COST SAVINGS	**35%**
ADJUSTED READMISSION RATE	**12%**

*Figures above are not guaranteed, are used for illustrative purposes only and actual results can and will vary by location

1. Definitive Health Database for year 2019. 2. Premier Applied Sciences database.

FOR INVESTOR PURPOSES ONLY: NOT FOR PRODUCT PROMOTION ©2023 Nuwellis, Inc

14

Driving Use of Ultrafiltration in the Outpatient Setting

Prevents hospitalization and lowers readmission rates

NEAR-TERM OPPORTUNITY (U.S.)

Heart Failure

400,000 patients/year[1]

MID-TERM OPPORTUNITY (U.S.)

Advanced Liver Disease

700,000 patients/year[2]

1. Derived from: https://www.grandviewresearch.com/industry-analysis/coronary-artery-bypass-graft-cabg-market and growth rate from: https://www.hcup-us.ahrq.gov/reports/statbriefs/sb171-Operating-Room-Procedure-Trends.pdf.
2. Derived from: https://www.ncbi.nlm.nih.gov/pubmed/25291348.

FOR INVESTOR PURPOSES ONLY: NOT FOR PRODUCT PROMOTION ©2023 Nuwellis, Inc

15

Making Aquadex the Standard of Care in Fluid Overload

Growing body of clinical evidence; Advocating for medical society guidelines and improved provider reimbursement

- New clinical evidence in Heart Failure: Finkelstein-Schoenfeld Win Ratio (WR) analysis favored ultrafiltration in reducing cardiovascular mortality and heart failure rehospitalization as compared to intravenous diuretics at 30 days and 90 days[1]
- New peer-reviewed publication: Data from ten-year, real-world experience demonstrated 81% reduction in heart failure hospitalizations per year and 48% decrease in 30-day hospital readmission rates, as well as improvements in renal function response, with ultrafiltration[2]
- New clinical evidence in Critical Care: *100% survival at 30 days following use of ultrafiltration in high-risk postoperative coronary artery bypass grafting (CABG) patients[3]*
- Recent peer-reviewed publication of promising clinical data demonstrating 71% survival with kidney replacement therapy with ultrafiltration to treat, low weight preterm neonates with end-stage kidney disease[4]
- 2023 peer-reviewed publication of a turnkey order set for cardiac-surgery associated acute kidney injury, viewed as a template to guide clinicians in creating institution-specific, evidence-based protocols for patient care, that provides a recommendation to consider ultrafiltration if unresponsive to diuretics[5]
- Ongoing REVERSE-HF randomized controlled trial to support driving ultrafiltration to standard of care

Change practice guidelines to Ultrafiltration
Reimbursement expansion into outpatient setting

1. Pinney S et al Poster presented HFSA Annual Meeting 2022. 2. Haas D et al. Ten year real world experience with ultrafiltration for the management of acute decompensated heart failure. American Heart Journal, 2022. 3. Beckles DL et al. The Use of Simple Ultrafiltration Technology as a Fluid Management Strategy for High-Risk Coronary Artery Bypass Grafting Surgery. J Cardiac Surg, 2022. DOI: 10.1111/jocs.16867
4. Sutherland SM, Davis AS, Powell D, Tanaka J, Woo M, Josephs S, Wong CJ. Kidney Replacement Therapy in Low Birth Weight Preterm Newborns. Pediatrics. 2022 Sep 1;150(3):e2022056570. doi: 10.1542/peds.2022-056570. PMID: 35945293. 5. Engelman DT, Shaw AD. A Turnkey Order Set for Prevention of Cardiac Surgery-Associated Acute Kidney Injury. 2023 Jan 1. The Annals of Thoracic Surgery. doi.org/10.1016/j.athoracsur.2022.10.022.

FOR INVESTOR PURPOSES ONLY: NOT FOR PRODUCT PROMOTION ©2023 Nuwellis, Inc

16

 Target Outpatient Accounts  Driving Penetration and Increased Utilization Across Territories  Scaling up field sales organization, education programs and social platforms  Aquadex in Hospital Specialty Units  ©2023 Nuwellis, Inc

nuwellis®

Growing Pediatric Business

Pediatric revenue has outpaced total growth over past two years


Pediatric Revenue
33% CAGR
2019
2020
2021
2022

Received 510(k) and launched commercially in Q1 2020.

Development of novel pediatric pipeline product on track. Growing patent portfolio supporting pediatric products.

"For our babies born with diseased or absent kidneys, Aquadex has given them a chance at life because in the past, there were no options to treat these patients."

Kara Short, MSN, CRNP, NICU nurse practitioner at Alabama Children's Hospital

FOR INVESTOR PURPOSES ONLY: NOT FOR PRODUCT PROMOTION ©2023 Nuwellis, Inc.

18

 Market-Driven Demand to Improve Pediatric Therapy  19  1%  With every 1% increase in fluid overload…  3%  A 3% increase in pediatric mortality was observed 1,2  →  Fluid overload drives pediatric morbidity and mortality risk in critically ill patients  8.5x mortality  Children with >20% fluid overload had an odds ratio for mortality of 8.5 compared to children with <20% FO 1,2  Providing renal support and hemodynamic stability can be life-saving  Large current market opportunity, Nuwellis technology can address multiple pediatric conditions  Addressable Pediatric Market $130M  66% survival to end therapy  In patients <20 kg who primarily received Slow Continuous Ultrafiltration (SCUF) 3   1. Sutherland SM, et al. American Journal of Kidney Diseases, vol. 55, no. 2, pp. 316-325, February 2010, 2. Gillespie RS, et al. Pediatric Nephrology, vol. 19, no. 12, pp. 1394-1399, December 2004., 3. Menon S, et al. CJSAN, vol 14, October 2019.  Yet clinical gaps exist in current competitive offerings  Adult therapies unsafe for children  Competitive pediatric therapies meet only a subset of the clinical needs  Narrow indicated weight ranges  High extracorporeal volumes  Less than optimal ease of use  Target Market  Market Opportunity Expansion

The Nuwellis Solution – Introducing Vivian™


PEDIATRIC

Business Objectives

- Launch best-in-class pediatric Continuous Renal Replacement Therapy (CRRT) system in 1H 2025
  - IDE approval anticipated in 1Q 2024
- Continuously expand pediatric therapy value proposition with planned roadmap of product enhancements

Product Strategy & Differentiation

- Deliver a solution that provides the broadest pediatric indication on the market
- Drive adoption and penetration with user experience (UX) design principles
- Uncompromising focus on patient safety

Vivian System Details

- Integrates Ultrafiltration with Hemofiltration and Hemodialysis capabilities
- Broadest weight indication: 2.5 kg +
- Safety features: lowest extra-corporeal blood volume; built-in hematocrit sensor
- Clinician-driven UX design

Clinical & Regulatory Plan

- 15 patient IDE to support 510(k) submission
- To be confirmed with FDA via pre-submission in May 2023
- IDE submission anticipated in late 2023

Commercialization Plan

- Distribute with established Nuwellis field force
- Grow from current pediatric customer base
- Offer competitive pricing

20
© 2023 Nuwellis, Inc. All Rights Reserved.
nuwellis®
Restoring Fluid Balance. Transforming Care.

Novel Technology with Strong IP Portfolio

17 novel patents with protection to 2043+

- Robust and evolving portfolio of patents circling the technology
- 17 Nuwellis patent applications in addition to licensed IP from Baxter
  - 1 granted, 1 allowed, 15 pending
- Wide technology scope coverage

Console

Interactive Screen

Transport Mode

Self-loading/Self-emptying Bags

Open vs. Closed Loop

Circuit

Filter Clotting Prevention

Source Line Connection

Peripheral Access

Peripheral Flow Improvements

Dual Lumen Catheter

Accuracy & Safety

External Pump Detection

Hemolysis/Blood Leak Detector

Accounting for Density

Auto Clamp

Guided Therapy

Plasma and Blood Volume Measurement

Physiological Parameters Guidance

FOR INVESTOR PURPOSES ONLY: NOT FOR PRODUCT PROMOTION ©2023 Nuwellis, Inc
21

Key Near-Term Milestones

nuwellis®

KEY MILESTONES

Q4 2022
Acceptance by peer-reviewed journal:
Ten-Year Real-World Experience with UF for the Management of ADHF

Q2 2023
Penetrate 15th Premier GPO account

Q3 2023
Expand IDN-based penetration strategy with 3 health systems

Q3 2023
Submit claims data to support higher APC reimbursement

2022 — 2023 — 2024

Q4 2022
Completed system integration and test for pediatric CRRT device

Q2 2023
Enroll 50th patient in REVERSE-HF clinical trial

Q2 / Q3 2023
FDA 510(k) clearance of next-generation dual-lumen extended-length catheter (dELC)

Q2 / Q3 2023
Commercial introduction of SCD for pediatric AKI following HDE approval

Q4 2023
Treat 50th heart failure patient in outpatient setting

Q1 2024
Anticipated IDE approval for Vivian™

Legend
Clinical Milestone
Commercial Milestone
Product Milestone
Partnership/Acquisition

FOR INVESTOR PURPOSES ONLY: NOT FOR PRODUCT PROMOTION ©2023 Nuwellis, Inc
22

 Financial Snapshot  Annual Revenue ($000)  Growth Agenda  Increase utilization of Aquadex therapy  Focused sales strategy and expansion of field organization  Expanding utilization of Aquadex therapy in the outpatient setting  Grow body of clinical evidence to change practice guidelines and make Aquadex the standard of care  Leverage Healthcare economic benefits data  New product development; continued progress on pediatric renal replacement therapy device  Corporate development  Selective pursuit of strategic partnerships, e.g., SeaStar Medical  Cash   $18.3 million as of Dec 31, 2022  NO Debt  ©2023 Nuwellis, Inc

 $2B+ and growing addressable market  Outpatient market opportunity adds $0.5B+ to addressable market (heart failure and advanced liver disease)  Positive ROI and attractive clinical + economic benefits to hospitals and healthcare system  Robust body of clinical evidence  Scalable consumables driven growth  Commercial infrastructure leverage  Novel product pipeline  Experienced leadership  FOR INVESTOR PURPOSES ONLY: NOT FOR PRODUCT PROMOTION   ©2022 Nuwellis, Inc.  Investment Highlights  ©2023 Nuwellis, Inc

 25  dedicated to transforming the lives of patients suffering from fluid overload through science, collaboration, and innovation  ©2023 Nuwellis, Inc

MARKET SIZE SOURCES

nuwellis®

Heart Failure – Inpatient ($1B+)

- Incidence of HF: https://www.ncbi.nlm.nih.gov/pmc/articles/PMC5494150/
- Annual HF Hospitalizations: Costanzo MR, et al. J Am Coll Cardiol. 2017 May 16;69(19):2428-2445
- Insufficient diuretic response: https://www.ahajournals.org/doi/10.1161/CIRCHEARTFAILURE.115.002370?url_ver=Z39.88-2003&rfr_id=ori:rid:crossref.org&rfr_dat=cr_pub%20%200pubmed

Heart Failure – Outpatient ($0.5B+)

- Incidence of HF: https://www.ncbi.nlm.nih.gov/pmc/articles/PMC5494150/
- Annual HF Hospitalizations: Costanzo MR, et al. J Am Coll Cardiol. 2017 May 16;69(19):2428-2445
- Diuretic resistance rate: https://www.ahajournals.org/doi/10.1161/CIRCHEARTFAILURE.115.002370?url_ver=Z39.88-2003&rfr_id=ori:rid:crossref.org&rfr_dat=cr_pub%20%200pubmed

Critical Care ($900m)

- VADs: https://www.grandviewresearch.com/industry-analysis/ventricular-assist-devices-market
- CABG: https://www.grandviewresearch.com/industry-analysis/coronary-artery-bypass-graft-cabg-market
- Valves: https://idataresearch.com/over-182000-heart-valve-replacements-per-year-in-the-united-states/
- Liver Transplants: https://www.healthline.com/health/liver-transplant-survival
- Liver Disease: https://www.ncbi.nlm.nih.gov/pubmed/25291348
- Kidney Disease: https://www.kidney.org/news/newsroom/factsheets/KidneyDiseaseBasics
- Sepsis: https://www.ncbi.nlm.nih.gov/pmc/articles/PMC6557150/
- ECMO: https://www.uclahealth.org/medical-services/heart/ecmo/research/statistics

Pediatrics ($130m)

- Renal Replacement/AKI: https://www.ncbi.nlm.nih.gov/pmc/articles/PMC3789331/#:~:text=The%20hospitalized%20population%20at%20risk,are%20shown%20in%20Table%201
- Heart Disease: https://www.cdc.gov/ncbddd/heartdefects/data.html#:~:text=Congenital%20heart%20defects%20are%20conditions,the%20United%20States%20each%20year
- Pediatric Transplantations: https://www.organdonor.gov/about/donors/child-infant.html
- Pediatric ECMO: https://www.ncbi.nlm.nih.gov/pubmed/23246046

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